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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                      CREDIT SUISSE WARBURG PINCUS GLOBAL
                             NEW TECHNOLOGIES FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Scott T. Lewis joins Todd Jacobson as Co-Portfolio Manager of the fund. Mr. Lewis has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mr. Lewis joined Warburg Pincus in 1986. Esther R. Schreiber and Naimish Shah continue to serve as Associate Portfolio Managers of the fund. Jeffrey T. Rose is leaving his position as Co-Portfolio Manager of the fund to devote more time to other investment areas.

Dated: July 27, 2001                                                     16-0701
                                                                             for
                                                                           WPGNT
                                                                           ADGNT